EXHIBIT 99.1

Momentive Announces Results Of Early Delivery
Of Its Notes Exchange Offers

NEW YORK, May 27, 2009 – Momentive Performance Materials Inc. (“Momentive”) today announced the results, as of 5:00 p.m., New York City time, on Tuesday, May 26, 2009 (the “early tender date”), of its previously announced private exchange offers (the “exchange offers”) to exchange a new series of 12½% Second-Lien Senior Secured Notes due 2014 (the “new second lien notes”) for certain of its outstanding notes (the “old notes”). As of the early tender date, approximately $515 million in aggregate principal amount (or 26%) of the outstanding Momentive old notes (based, to the extent applicable, on currency exchange rates as of May 26, 2009) had been properly tendered and not withdrawn, consisting of approximately $347 million in aggregate principal amount (or 24%) of the outstanding Momentive old senior notes and $168 million in aggregate principal amount (or 34%) of the outstanding Momentive old subordinated notes. As a result, whether or not additional old notes are tendered, we expect that we will issue the full amount of the $200 million aggregate principal amount of new second lien notes in exchange for tendered old notes. However, additional tenders of old notes may be accepted pursuant to the modified Dutch auction process described in a confidential offering memorandum delivered to eligible holders in connection with the exchange offers (the “Offering Memorandum”) depending on the indicative offer prices at which such additional tenders are made.

The exchange offers will expire at midnight, New York City time, on Tuesday, June 9, 2009, unless terminated or withdrawn earlier, or unless extended by Momentive. In accordance with the terms of the exchange offers, the withdrawal deadline relating to the exchange offers occurred at 5:00 p.m., New York City time, on Tuesday, May 26, 2009. As a result, tendered old notes may no longer be withdrawn.

The new second lien notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of such Act. The exchange offers are being made only in the United States to holders of old notes who are both “qualified institutional buyers” and “U.S. persons” and outside the United States to persons other than “U.S. persons” who are “non-U.S. qualified offerees” (in each case, as such terms are used in the letter of eligibility). The exchange offers are made only by, and pursuant to, the terms set forth in the Offering Memorandum. The exchange offers are not conditioned on a minimum principal amount of old notes being tendered or the issuance of a minimum principal amount of new second lien notes. However, the exchange offers are subject to certain other significant conditions. Momentive has the right to amend, terminate or withdraw the exchange offers, at any time and for any reason, including if any of the conditions to the exchange offers is not satisfied.

Documents relating to the exchange offers, including the Offering Memorandum, will only be distributed to holders of old notes who complete and return a letter of eligibility confirming that they are within the category of eligible holders for the exchange offers. Eligible holders are strongly encouraged to read such documents (as may be supplemented from time to time)

carefully prior to making a decision with respect to the exchange offers. Holders of old notes who desire a copy of the eligibility letter should contact Global Bondholder Services Corporation, the Information Agent for the exchange offers, at (866) 794-2200 (U.S. Toll-free) or (212) 430-3774 (Collect). Global Bondholder Services Corporation is also available to assist investors with questions regarding the tender and exchange process or other logistical issues.

Cautionary Statement
This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. The offers to exchange the old notes are only being made pursuant to the Offering Memorandum and the related letter of transmittal that Momentive is distributing to eligible holders of the old notes. The exchange offers are not being made to holders of the old notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the exchange offers to be made by a licensed broker or dealer, the exchange offers will be deemed to be made on behalf of Momentive by one or more of the dealer managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About Momentive
Momentive Performance Materials Inc. is a premier specialty materials company, providing high-technology materials solutions to the silicones, quartz and ceramics markets. The company, as a global leader with worldwide operations, has a robust product portfolio, an enduring tradition of service excellence, and industry-leading research and development capabilities. Momentive Performance Materials Inc. is controlled by an affiliate of Apollo Management, L.P. Additional information is available at www.momentive.com.

Forward-Looking Statements
This press release contains various forward-looking statements within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.

The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in or incorporated by reference into this press release, other than statements of historical fact, including, without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially due to numerous important factors that are described in our Annual Report on Form 10-K for the year ended December 31, 2008, as updated by our subsequent Quarterly Report on Form 10-Q, and our Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond our control, and may cause our actual results and performance to differ materially from our expectations. Factors that could cause our actual results to be materially different from our expectations include, among others, the following: substantial indebtedness potentially adversely affecting our ability to raise additional capital to fund operations; restrictive covenants in our senior secured credit facilities and indentures adversely affecting our operations; an event of default under our senior secured credit facilities adversely affecting our business, results of operations and financial condition; despite our substantial indebtedness, incurring significantly more debt, intensifying the risks described above; even if the exchange offers are completed, inability to comply with the terms of our existing or future indebtedness; our subsidiary’s breach of a loan agreement with China Construction Bank; the recent global financial crisis and economic slowdown negatively affecting our business, results of operations and financial condition; changes in pricing or supply of silicon metal and/or of siloxane; downgrade in our debt ratings restricting our access to and negatively impacting the terms of current and future financings; our Quartz division’s dependence upon a particular type of sand currently available from a single source; any rise in energy costs increasing our operating expenses, reducing net income and negatively affecting our financial condition; variable rate indebtedness subjecting us to interest rate risk; risks associated with our non-U.S. operations; foreign currency risk; control by Apollo and GE and the potential conflicts of interest with our investors that this may entail; unionization of employees forcing the company to spend greater time and expense dealing with employees; failure to extend or renegotiate collective bargaining agreements; uncertain enforcement of our intellectual property rights; operating hazards at our facilities; environmental, health, safety, production and product regulations or concerns affecting us; future chemical regulatory actions decreasing profitability; recent or new regulations increasing compliance costs and reducing competitiveness in certain markets; unfunded or underfunded pension plans; dependence on key executives and qualified employees; litigation risks; failure to achieve expected cost savings; failure to achieve and maintain effective internal control over financial reporting; and limitations on our use of certain product-identifying information, including the GE name and monogram, affecting our business and profitability.

Accordingly, you should not place undue reliance on the forward-looking statements contained or incorporated by reference in this press release or in other disclosure. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

###

Investor Contact
Peter Cholakis
(914) 784-4871
peter.cholakis@momentive.com